Exhibit 10.1

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-52722 and No. 33-92818 of Tomkins plc on Form S-8 of our report dated June 28, 2001, relating to the consolidated financial statements of Tomkins plc, appearing in the Annual Report on Form 20-F of Tomkins plc and its subsidiaries for the year ended April 30, 2002.

/s/ Deloitte & Touche
Deloitte & Touche
Chartered Accountants and Registered Auditors
London, England

Date: October 25, 2002